Exhibit 10.4

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (as amended, restated, supplemented, or otherwise modified from time to time, this “Agreement”) is made and entered into as of October 21, 2024, and shall be effective as of the Closing (defined below), by and among (i) Flag Ship Acquisition Corporation, an exempted company incorporated with limited liability in the Cayman Islands (the “Company”), (ii) Great Rich Technologies Limited, a public limited company incorporated under the laws of Hong Kong (“Parent”), and (iii) the individuals and entities listed under “Investors” on the signature page hereto, (individually, an “Investor” and collectively, the “Investors”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Original Agreement (as defined below) (and if such term is not defined in the Original Agreement, then the Merger Agreement (as defined below)). The Parent, the Company and each Investor shall each be referred to herein from time to time as a “Party” and, collectively, as the “Parties.”

RECITALS

WHEREAS, the Company and the Investors are parties to that certain Registration Rights Agreement, dated as of June 17, 2024 (the “Original Agreement”), pursuant to which the Company granted certain registration rights to the Investors with respect to the Company’s securities;

WHEREAS, on the date hereof, (i) the Company, (ii) Parent, and (iii) GRT Merger Star Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of Parent (the “Merger Sub”), entered into that certain Agreement and Plan of Merger (as amended from time to time, the “Merger Agreement”);

WHEREAS, pursuant to the Merger Agreement, subject to the terms and conditions thereof, upon the consummation of the transactions contemplated thereby (the “Closing”), among other matters, (i) Company will merge with and into Merger Sub, as a wholly-owned subsidiary of Parent (the “Merger”) and with the Company Shareholders receiving Parent Ordinary Shares, payable in Parent ADSs, all upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the provisions of applicable law;

WHEREAS, the Parties desire to amend and restate the Original Agreement to add Parent as a party to the Original Agreement; to reflect the transactions contemplated by the Merger Agreement, including the issuance of Parent Ordinary Shares represented by Parent ADSs; and to provide the Investors thereto certain Registration rights with respect to Registrable Securities, as set forth in this Agreement; and

WHEREAS, pursuant to Section 6.7 of the Original Agreement, the Original Agreement can be amended and binding on each party thereto when such amendment is executed in writing by all parties thereto.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and intending to be legally bound hereby, the Parties hereby amend and restate the Original Agreement to read, as hereby amended and restated, as follows:

1. DEFINITIONS. The following capitalized terms used herein have the following meanings:

“Agreement” is defined in the preamble hereto.

“Closing” is defined in the recitals to this Agreement.

“Commission” means the Securities and Exchange Commission, or any other Federal agency then administering the Securities Act or the Exchange Act.

“Company” is defined in the preamble to this Agreement.

“Company Ordinary Shares” has the meaning given to this term in the Merger Agreement.

“Company Rights” has the meaning given to this term in the Merger Agreement.

“Company Units” has the meaning given to this term in the Merger Agreement.

“Demand Registration” is defined in Section 2.1.1.

“Demanding Holder” is defined in Section 2.1.1.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Indemnified Party” is defined in Section 4.3.

“Indemnifying Party” is defined in Section 4.3.

“Investor Indemnified Party” is defined in Section 4.1.

“Maximum Number of Shares” is defined in Section 2.1.4.

“Merger” is defined in the recitals to this Agreement.

“Merger Agreement” is defined in the recitals to this Agreement.

“Notices” is defined in Section 6.3.

“Parent” is defined in the preamble to this Agreement.

“Parent ADSs” has the meaning given to this term in the Merger Agreement.

“Parent Indemnified Party” is defined in Section 4.2.

“Parent Ordinary Shares” the meaning given to this term in the Merger Agreement.

“Per Share Merger Consideration” has the meaning given to this term in the Merger Agreement.

“Piggy-Back Registration” is defined in Section 2.2.1.

“Private Placement Company Units” means the 238,000 Company Units sold and issued to Whale Management Corporation (or its designees or affiliates) which Whale Management Corporation (or its designees) privately purchased under an exemption from registration under the Securities Act simultaneously with the consummation of the Company’s initial public offering of Company Units.

“Pro Rata” is defined in Section 2.1.4.

“Register,” “Registered” and “Registration” mean a registration or offering effected by preparing and filing a Registration Statement, and such Registration Statement becoming effective.

“Registrable Securities” means, collectively, (i) the Parent Ordinary Shares represented by Parent ADSs issued to Investors (x) as their Per Share Merger Consideration and (y) upon the conversion of their Substitute Rights in accordance with the Merger Agreement and (ii) any equity securities of Parent issuable upon conversion of convertible loans from Investors (or their designees or affiliates) made prior to Closing to the Company for the Company’s use as working capital, if any (the “Working Capital Loan Securities”). Registrable Securities include any warrants, shares of capital stock (including American Depository Receipts) or other equity securities of Parent issued as a dividend or other distribution with respect to or in exchange for or in replacement of such Parent Ordinary Shares or Working Capital Loan Securities. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when: (a) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (b) such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Parent, and subsequent public distribution of them shall not require Registration; (c) such securities shall have ceased to be outstanding; or (d) the Registrable Securities are freely saleable under Rule 144 under the Securities Act without volume limitations.

“Registration Statement” means a registration statement filed by Parent with the Commission in compliance with the Securities Act and the rules and regulations promulgated thereunder for a public offering and sale of equity securities of Parent, or securities or other obligations of Parent exercisable or exchangeable for, or convertible into, equity securities of Parent, including all amendments thereto, including post-effective amendments (other than a registration statement on Form S-4, F-4 or Form S-8, or their successors, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another entity).

“Rule 144” means Rule 144 promulgated under the Securities Act.

“Substitute Rights” has the meaning given to this term in the Merger Agreement.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Short Form Registration” is defined in Section 2.3.

“Specified Courts” is defined in Section 6.9.

“Transaction Documents” has the meaning given to this term in the Merger Agreement.

“Underwriter” means a securities dealer who purchases any Registrable Securities as principal in an underwritten offering, including an offering pursuant to a Piggy-Back Registration, and not as part of such dealer’s market-making activities.

2. REGISTRATION RIGHTS.

2.1 Demand Registration.

2.1.1 Request for Registration. At any time and from time to time after the Closing, the holders of a majority-in-interest of Registrable Securities then issued and outstanding held by the Investors or the transferees of the Investors, may make a written demand for Registration of all or part of their Registrable Securities (a “Demand Registration”). Any Demand Registration shall specify the number of Registrable Securities proposed to be sold and the intended method(s) of distribution thereof. Parent will notify, in writing, all holders of Registrable Securities of the demand within fifteen (15) calendar days of Parent’s receipt of such Demand Registration, and each holder of Registrable Securities who wishes to include all or a portion of his, her or its Registrable Securities in the Demand Registration (each such holder including Registrable Securities in such Registration, including the holder(s) making the initial demand, a “Demanding Holder”) shall so notify Parent, in writing, within fifteen (15) calendar days after the receipt by the holder of the notice from Parent. Upon any such request, the Demanding Holders shall be entitled to have their Registrable Securities included in the Demand Registration, subject to Sections 2.1.4 and the provisos set forth in Section 3.1.1. Parent shall not be obligated to effect more than an aggregate of three (3) Demand Registrations under this Section 2.1.1 in respect of all Registrable Securities. Notwithstanding anything in this Section 2.1 to the contrary, Parent shall not be obligated to effect a Demand Registration, (i) if a Piggy-Back Registration had been available to the Demanding Holder(s) within the one hundred twenty (120) calendar days preceding the date of request for the Demand Registration, (ii) within sixty (60) calendar days after the effective date of a previous Registration effected with respect to the Registrable Securities pursuant this Section 2.1, or (iii) during any period (not to exceed one hundred eighty (180) calendar days) following the closing of the completion of an offering of securities of Parent by Parent if such Demand Registration would cause Parent to breach a “lock-up” or similar provision contained in any Transaction Document or the underwriting agreement for such offering.

2.1.2 Effective Registration. A Registration will not count as a Demand Registration until the Registration Statement filed with the Commission with respect to such Demand Registration has been declared effective by the Commission and Parent has materially complied with all of its obligations under this Agreement with respect thereto; provided, however, that if, after such Registration Statement has been declared effective, the offering of Registrable Securities pursuant to a Demand Registration is interfered with by any stop order or injunction of the Commission or any other governmental agency or court, the Registration Statement with respect to such Demand Registration will be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) a majority-in-interest of the Demanding Holders thereafter elect to continue the offering; provided, further, that Parent shall not be obligated to file another Registration Statement until a Registration Statement that has been filed is counted as a Demand Registration or is terminated.

2.1.3 Underwritten Offering. If a majority-in-interest of the Demanding Holders so elect and such holders so advise Parent as part of their Demand Registration, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. In such event, the right of any holder to include its Registrable Securities in such Registration shall be conditioned upon such holder’s participation in such underwriting and the inclusion of such holder’s Registrable Securities in the underwriting to the extent provided herein. All Demanding Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such underwriting by a majority-in-interest of the holders initiating the Demand Registration and reasonably acceptable to Parent.

2.1.4 Reduction of Offering. If the managing Underwriter or Underwriters for a Demand Registration that is to be an underwritten offering advises Parent and the Demanding Holders in writing that the dollar amount or number of Registrable Securities which the Demanding Holders desire to sell, taken together with all other Parent Ordinary Shares or other securities of Parent which Parent desires to sell, and all other Parent Ordinary Shares or other securities of Parent, if any, as to which Registration by Parent has been requested pursuant to written contractual piggy-back Registration rights held by other security holders of Parent who desire to sell, exceeds the maximum dollar amount or maximum number of securities that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then Parent shall include in such Registration: (i) first, the Registrable Securities as to which Demand Registration has been requested by the Demanding Holders (all pro rata in accordance with the number of securities of Parent that each applicable Person has requested be included in such Registration, regardless of the number of securities of Parent held by each such Person, as long as they do not request to include more securities of Parent than they own (such proportion, whether with respect to the securities of a Person that is a Demanding Holder or another Person with Registration rights, is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Parent Ordinary Shares or other securities of Parent that Parent desires to sell that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of Investors as to which Registration has been requested pursuant to Section 2.2 and the securities of Parent as to which Registration has been requested pursuant to the applicable written contractual piggy-back Registration rights, Pro Rata among the holders thereof based on the number of securities of Parent requested by such holders to be included in such Registration, that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the Parent Ordinary Shares or other securities of Parent for the account of other Persons that Parent is obligated to Register pursuant to written contractual arrangements with such Persons that can be sold without exceeding the Maximum Number of Securities. In the event that securities of the Parent that are convertible into Parent Ordinary Shares are included in the offering, the calculations under this Section 2.1.4 shall include such securities of Parent on an as-converted to Parent Ordinary Share basis.

2.1.5 Withdrawal. If a majority-in-interest of the Demanding Holders disapprove of the terms of any underwriting or are not entitled to include all of their Registrable Securities in any offering, such majority-in-interest of the Demanding Holders may elect to withdraw from such offering by giving written notice to Parent and the Underwriter or Underwriters of their request to withdraw prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Demand Registration. If the majority-in-interest of the Demanding Holders withdraws from a proposed offering relating to a Demand Registration, then such Registration shall not count as a Demand Registration provided for in Section 2.1.

2.2 Piggy-Back Registration.

2.2.1 Piggy-Back Rights. If at any time after the Closing, Parent proposes to file a Registration Statement with respect to a Registration or an offering of equity securities of Parent, or securities or other obligations of Parent exercisable or exchangeable for, or convertible into, equity securities of Parent, by Parent for its own account or for the account of holders of securities of Parent (or by Parent and by holders of securities of Parent including, without limitation, pursuant to Section 2.1), other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to Parent’s existing shareholders, (iii) for an offering of debt that is convertible into equity securities of Parent, (iv) for a dividend reinvestment plan, or (v) an exchange offer or offering of securities in connection with a merger or other form of acquisition of a business entity to the equity owners thereof, then Parent shall (x) give written notice of such proposed filing to the holders of Registrable Securities as soon as practicable but in no event less than ten (10) calendar days before the anticipated filing date, which notice shall describe the amount and type of securities to be included in such Registration or offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, of the offering, and (y) offer to the holders of Registrable Securities in such notice the opportunity to Register the sale of such number of Registrable Securities as such holders may request in writing within five (5) calendar days following receipt of such notice (a “Piggy-Back Registration”). To the extent permitted by applicable securities laws with respect to such Registration by Parent or another demanding holder of securities of Parent, Parent shall cause such Registrable Securities to be included in such Registration and shall use its reasonable best efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration on the same terms and conditions as any similar securities of Parent and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All holders of Registrable Securities proposing to distribute their securities of Parent through a Piggy-Back Registration that involves an Underwriter or Underwriters shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such Piggy-Back Registration.

2.2.2 Reduction of Offering. If the managing Underwriter or Underwriters for a Piggy-Back Registration that is to be an underwritten offering advises Parent and Investors holding Registrable Securities proposing to distribute their Registrable Securities through such Piggy-Back Registration in writing that the dollar amount or number of Parent Ordinary Shares or other securities of Parent which Parent desires to sell, taken together with the Parent Ordinary Shares or other securities of Parent, if any, as to which Registration has been demanded pursuant to written contractual arrangements with Persons other than the Investors holding Registrable Securities hereunder, the Registrable Securities as to which Registration has been requested under this Section 2.2, and the Parent Ordinary Shares or other securities of Parent, if any, as to which Registration has been requested pursuant to the written contractual piggy-back Registration rights of other security holders of Parent, exceeds the Maximum Number of Securities, then Parent shall include in any such Registration:

(a) If the Registration is undertaken for Parent’s account: (i) first, the Parent Ordinary Shares or other securities of Parent that Parent desires to sell that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Registrable Securities of Investors as to which Registration has been requested pursuant to this Section 2.2, Pro Rata among the holders thereof based on the number of securities of Parent requested by such holders to be included in such Registration, that can be sold without exceeding the Maximum Number of Securities; and (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Parent Ordinary Shares or other equity securities of Parent for the account of other Persons that Parent is obligated to Register pursuant to separate written contractual arrangements with such Persons that can be sold without exceeding the Maximum Number of Securities;

(b) If the Registration is a “demand” Registration undertaken at the demand of Demanding Holders pursuant to Section 2.1: (i) first, the Parent Ordinary Shares or other Registrable Securities for the account of the Demanding Holders, Pro Rata among the holders thereof based on the number of Registrable Securities r requested by such holders to be included in such Registration, that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Parent Ordinary Shares or other securities of Parent that Parent desires to sell that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of Investors as to which Registration has been requested pursuant to this Section 2.2, Pro Rata among the holders thereof based on the number of securities of Parent requested by such holders to be included in such Registration, that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the Parent Ordinary Shares or other equity securities of Parent for the account of other Persons that Parent is obligated to Register pursuant to separate written contractual arrangements with such Persons that can be sold without exceeding the Maximum Number of Securities; and

(c) If the Registration is a “demand” Registration undertaken at the demand of Persons other than either Demanding Holders under Section 2.1: (i) first, the Parent Ordinary Shares or other securities of Parent for the account of the demanding Persons that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Parent Ordinary Shares or other securities of Parent that Parent desires to sell that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of Investors as to which Registration has been requested pursuant to this Section 2.2, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such Registration, that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the Parent Ordinary Shares or other equity securities for the account of other Persons that Parent is obligated to Register pursuant to separate written contractual arrangements with such Persons that can be sold without exceeding the Maximum Number of Securities.

In the event that securities of Parent that are convertible into Parent Ordinary Shares are included in the offering, the calculations under this Section 2.2.2 shall include such securities of Parent on an as-converted to Parent Ordinary Share basis. Notwithstanding anything to the contrary above, to the extent that the Registration of an Investor’s Registrable Securities would prevent Parent or the demanding shareholders from effecting such Registration and offering, such Investor shall not be permitted to exercise Piggy-Back Registration rights with respect to such Registration and offering.

2.2.3 Withdrawal. Any Investor holding Registrable Securities may elect to withdraw such Investor’s request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to Parent of such request to withdraw prior to the effectiveness of the Registration Statement. Parent (whether on its own determination or as the result of a withdrawal by Persons making a demand pursuant to written contractual obligations) may withdraw a Registration Statement at any time prior to the effectiveness of such Registration Statement without any liability to the applicable Investor, subject to the next sentence and the provisions of Section 4. Notwithstanding any such withdrawal, Parent shall pay all expenses incurred in connection with such Piggy-Back Registration as provided in Section 3.3 (subject to the limitations set forth therein) by Investors holding Registrable Securities that requested to have their Registrable Securities included in such Piggy-Back Registration.

2.3 Short Form Registrations. The holders of Registrable Securities may at any time and from time to time, request in writing that Parent Register the resale of any or all of such Registrable Securities on Form S-3 or Form F-3 or any similar short-form Registration which may be available at such time (“Short Form Registration”); provided, however, that Parent shall not be obligated to effect such request through an underwritten offering. Upon receipt of such written request, Parent will promptly give written notice of the proposed Registration to all other holders of Registrable Securities, and, as soon as practicable thereafter, use its reasonable best efforts to effect the Registration of all or such portion of such holder’s or holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities or other securities of Parent, if any, of any other holder or holders joining in such request as are specified in a written request given within fifteen (15) calendar days after receipt of such written notice from Parent; provided, however, that Parent shall not be obligated to effect any such Registration pursuant to this Section 2.3: (i) if Short Form Registration is not available for such offering; or (ii) if the holders of the Registrable Securities, together with the holders of any other securities of Parent entitled to inclusion in such Registration, propose to sell Registrable Securities and such other securities of Parent (if any) at any aggregate price to the public of less than $500,000. Registrations effected pursuant to this Section 2.3 shall not be counted as Demand Registrations effected pursuant to Section 2.1.

3. REGISTRATION PROCEDURES.

3.1 Filings; Information. Whenever Parent is required to effect the Registration of any Registrable Securities pursuant to Section 2, Parent shall be obligated and use its reasonable best efforts to effect the Registration and sale of such Registrable Securities in accordance with the intended method(s) of distribution thereof as expeditiously as practicable, and in connection with any such request:

3.1.1 Filing Registration Statement. Parent shall be obligated and use its reasonable best efforts to, as expeditiously as possible after receipt of a request for a Demand Registration pursuant to Section 2.1, prepare and file with the Commission a Registration Statement on any form for which Parent then qualifies or which counsel for Parent shall deem appropriate and which form shall be available for the sale of all Registrable Securities to be Registered thereunder in accordance with the intended method(s) of distribution thereof, and shall use its reasonable best efforts to cause such Registration Statement to become effective and use its reasonable best efforts to keep it effective for the period required by Section 3.1.3; provided, however, that Parent shall have the right to defer any Demand Registration for up to sixty (60) calendar days, and any Piggy-Back Registration for such period as may be applicable to deferment of any demand Registration to which such Piggy-Back Registration relates, in each case if Parent shall furnish the Investors requesting to include their Registrable Securities in such Registration Statement a certificate signed by the Chief Executive Officer, Chief Financial Officer or Chairman of Parent stating that, in the good faith judgment of the Board of Directors of Parent, it would be materially detrimental to Parent and its shareholders for such Registration Statement to be effected at such time or the filing would require premature disclosure of material information which is not in the interests of Parent to disclose at such time; provided further, however, that Parent shall not have the right to exercise the right set forth in the immediately preceding proviso more than twice in any 365-day period in respect of a Demand Registration hereunder.

3.1.2 Copies. Parent shall, prior to filing a Registration Statement or any prospectus relating thereto, or any amendment or supplement thereto, furnish without charge to the holders of Registrable Securities included in such Registration, and such holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such Registration Statement (including each preliminary prospectus), and such other documents as the holders of Registrable Securities included in such Registration or legal counsel for any such holders may request in order to facilitate the disposition of the Registrable Securities owned by such holders.

3.1.3 Amendments and Supplements. Parent shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and in compliance with the provisions of the Securities Act until all Registrable Securities and other securities of Parent covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement or have been withdrawn or until such time as the Registrable Securities cease to be Registrable Securities as defined by this Agreement.

3.1.4 Notification. After the filing of any Registration Statement pursuant to this Agreement, any prospectus related thereto or any amendment or supplement to such Registration Statement or prospectus relating thereto, Parent shall promptly, and in no event more than three (3) Business Days after such filing, notify the holders of Registrable Securities included in such Registration Statement of such filing, and shall further notify such holders promptly and confirm such advice in writing in all events within three (3) Business Days of the occurrence of any of the following: (i) when such Registration Statement becomes effective; (ii) when any post-effective amendment to such Registration Statement becomes effective; (iii) the issuance or threatened issuance by the Commission of any stop order (and Parent shall take all actions required to prevent the entry of such stop order or to remove it if entered); (iv) any request by the Commission for any amendment or supplement to such Registration Statement or any prospectus relating thereto or for additional information; and (v) the occurrence of an event requiring the preparation of a supplement or amendment to such Registration Statement or prospectus relating thereto so that, after such amendment is filed or prospectus delivered to the purchasers of the securities of Parent covered by such Registration Statement, such Registration Statement or prospectus will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made), not misleading, and Parent shall promptly make available to the holders of Registrable Securities included in such Registration Statement any such supplement or amendment; except that before filing with the Commission a Registration Statement or prospectus or any amendment or supplement thereto, including documents incorporated by reference, Parent shall furnish to the holders of Registrable Securities included in such Registration Statement and to the legal counsel for any such holders, copies of all such documents proposed to be filed sufficiently in advance of filing to provide such holders and legal counsel with a reasonable opportunity to review such documents and comment thereon, provided that such Investors and their legal counsel must provide any comments promptly (and in any event within three (3) Business Days) after receipt of such documents.

3.1.5 State Securities Laws Compliance. Parent shall use its reasonable best efforts to (i) Register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may reasonably request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be Registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of Parent and do any and all other acts and things that may be necessary or advisable to enable the holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that Parent shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph or take any action which would subject it to general service of process or taxation in any such jurisdiction where it is not then otherwise subject.

3.1.6 Agreements for Disposition. To the extent required by the underwriting agreement or similar agreements, Parent shall enter into reasonable customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities. The representations, warranties and covenants of Parent in any underwriting agreement which are made to or for the benefit of any Underwriters, to the extent applicable, shall also be made to and for the benefit of Investors holding Registrable Securities included in such Registration Statement. No Investor holding Registrable Securities included in such Registration Statement shall be required to make any representations or warranties in the underwriting agreement except, if applicable, with respect to such Investor’s organization, good standing, authority, title to Registrable Securities, lack of conflict of such sale with such Investor’s material agreements and organizational documents, and with respect to written information relating to such Investor that such Investor has furnished in writing expressly for inclusion in such Registration Statement.

3.1.7 Cooperation. The principal executive officer of Parent, the principal financial officer of Parent, the principal accounting officer of Parent and all other officers and members of the management of Parent shall cooperate fully in any offering of Registrable Securities hereunder, which cooperation shall include the preparation of the Registration Statement with respect to such offering and all other offering materials and related documents, and participation in meetings with Underwriters, attorneys, accountants and potential investors.

3.1.8 Records. Parent shall make available for inspection by the holders of Registrable Securities included in such Registration Statement, any Underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other professional retained by any holder of Registrable Securities included in such Registration Statement or any Underwriter, all financial and other records, pertinent corporate documents and properties of Parent, as shall be necessary to enable them to exercise their due diligence responsibility, and cause Parent’s officers, directors and employees to supply all information reasonably requested by any of them in connection with such Registration Statement; provided that Parent may require execution of a reasonable confidentiality agreement prior to sharing any such information.

3.1.9 Opinions and Comfort Letters. Parent shall request its counsel and accountants to provide customary legal opinions and customary comfort letters, to the extent so reasonably required by any underwriting agreement.

3.1.10 Earnings Statement. Parent shall comply with all applicable rules and regulations of the Commission and the Securities Act, and make available to its shareholders, if reasonably required, as soon as reasonably practicable, an earnings statement covering a period of twelve (12) months, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

3.1.11 Listing. Parent shall use its reasonable best efforts to cause all Registrable Securities included in any Registration to be listed on such exchanges or otherwise designated for trading in the same manner as similar securities issued by Parent are then listed or designated or, if no such similar securities are then listed or designated, in a manner satisfactory to the holders of a majority of the Registrable Securities included in such Registration.

3.1.12 Road Show. If the Registration involves the Registration of Registrable Securities involving gross proceeds in excess of $15,000,000, Parent shall use its reasonable efforts to make available senior executives of Parent to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in any underwritten offering.

3.2 Obligation to Suspend Distribution. Upon receipt of any notice from Parent of the happening of any event of the kind described in Section 3.1.4(iv) or (v), or, in the event that the financial statements contained in the Registration Statement become stale, or in the event that the Registration Statement or prospectus included therein contains a misstatement of material fact or omits to state a material fact due to a bona fide business purpose, or in the case of a resale Registration on Short Form Registration pursuant to Section 2.3 hereof, upon any suspension by Parent, pursuant to a written insider trading compliance program adopted by the Parent’s Board of Directors, of the ability of all “insiders” covered by such program to transact in Parent’s securities because of the existence of material non-public information, each holder of Registrable Securities included in any Registration shall immediately discontinue disposition of such Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such holder receives the supplemented or amended prospectus contemplated by Section 3.1.4 or the Registration Statement is updated so that the financial statements are no longer stale, or the restriction on the ability of “insiders” to transact in Parent’s securities is removed, as applicable, and, if so directed by Parent, each such holder will deliver to Parent all copies, other than permanent file copies then in such holder’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice.

3.3 Registration Expenses. Parent shall bear all costs and expenses incurred in connection with any Demand Registration pursuant to Section 2.1, any Piggy-Back Registration pursuant to Section 2.2, and any Registration on Short Form Registration effected pursuant to Section 2.3, and all reasonable expenses incurred in performing or complying with its other obligations under this Agreement, whether or not the Registration Statement becomes effective, including, without limitation: (i) all Registration and filing fees; (ii) fees and expenses of compliance with securities or “blue sky” laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (iii) printing, messenger, telephone and delivery expenses; (iv) Parent’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees); (v) the fees and expenses incurred in connection with the listing of the Registrable Securities (including as required by Section 3.1.11); (vi) Financial Industry Regulatory Authority fees; (vii) fees and disbursements of counsel for Parent and fees and expenses for independent certified public accountants retained by Parent (including the expenses or costs associated with the delivery of any opinions or comfort letters requested pursuant to Section 3.1.9); (viii) the reasonable fees and expenses of any special experts retained by Parent in connection with such Registration; and (ix) the reasonable fees and expenses (up to a maximum of $15,000 in the aggregate in connection with such Registration) of one legal counsel selected by the holders of a majority-in-interest of the Registrable Securities included in such Registration for such legal counsel’s review, comment and finalization of the proposed Registration Statement and other relevant documents. Parent shall have no obligation to pay any underwriting discounts or selling commissions attributable to the Registrable Securities being sold by the holders thereof, which underwriting discounts or selling commissions shall be borne by such holders in proportion to the number of Registrable Securities included in such offering for each such holder. Additionally, in an underwritten offering, all selling security holders and Parent shall bear the expenses of the Underwriter pro rata in proportion to the respective amount of securities each is selling in such offering.

3.4 Information. Investors holding Registrable Securities included in any Registration Statement shall provide such information as may reasonably be requested by Parent, or the managing Underwriter, if any, in connection with the preparation of such Registration Statement, including amendments and supplements thereto, in order to effect the Registration of any Registrable Securities under the Securities Act pursuant to Section 2 and in connection with the obligation to comply with federal and applicable state securities laws. Investors selling Registrable Securities in any offering must provide all questionnaires, powers of attorney, custody agreements, stock powers, and other documentation reasonably requested by Parent or the managing Underwriter.

4. INDEMNIFICATION AND CONTRIBUTION.

4.1 Indemnification by Parent. Subject to the provisions of this Section 4.1, Section 4.3 and Section 4.4.3 hereof, Parent agrees to indemnify and hold harmless each Investor and each other holder of Registrable Securities, and each of their respective officers, employees, affiliates, directors, partners, members, attorneys and agents, and each person, if any, who controls an Investor and each other holder of Registrable Securities (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (each, an “Investor Indemnified Party”), from and against any expenses, losses, judgments, claims, damages or liabilities, whether joint or several, arising out of or based upon any untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was Registered, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arising out of or based upon any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by Parent of the Securities Act or any rule or regulation promulgated thereunder applicable to Parent and relating to action or inaction required of Parent in connection with any such Registration (provided, however, that the indemnity agreement contained in this Section 4.1 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of Parent, such consent not to be unreasonably withheld, delayed or conditioned); and Parent shall promptly reimburse the Investor Indemnified Party for any legal and any other expenses reasonably incurred by such Investor Indemnified Party in connection with investigating and defending any such expense, loss, judgment, claim, damage, liability or action whether or not any such person is a party to any such claim or action and including any and all legal and other expenses incurred in giving testimony or furnishing documents in response to a subpoena or otherwise; provided, however, that Parent will not be liable in any such case to the extent that any such expense, loss, claim, damage or liability arises out of or is based upon any untrue statement or allegedly untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus, or summary prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to Parent, in writing, by such selling holder or Investor Indemnified Party expressly for use therein. Parent also shall indemnify any Underwriter of the Registrable Securities, their officers, affiliates, directors, partners, members and agents and each Person who controls such Underwriter on substantially the same basis as that of the indemnification provided above in this Section 4.1.

4.2 Indemnification by Holders of Registrable Securities. Subject to the provisions of this Section 4.2, Section 4.3 and Section 4.4.3 hereof, each selling holder of Registrable Securities, in the event that any Registration is being effected pursuant to this Agreement of any Registrable Securities held by such selling holder of Registrable Securities, agrees to indemnify and hold harmless Parent, each other holder of Registrable Securities and each Underwriter, and their respective officers, employees, affiliates, directors, partners, members, attorneys and agents, and each person, if any, who controls Parent, such other holder of Registrable Securities or Underwriter (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (each, a “Parent Indemnified Party”), from and against any expenses, losses, judgments, claims, damages or liabilities, whether joint or several, arising out of or based upon any untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was Registered, any preliminary prospectus, final prospectus or summary prospectus contained in such Registration Statement, or any amendment or supplement to the Registration Statement, or arising out of or based upon any omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to Parent by such selling holder or an authorized representative of such selling holder, expressly for use therein (provided, however, that the indemnity agreement contained in this Section 4.2 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the indemnifying selling holder of Registrable Securities, such consent not to be unreasonably withheld, delayed or conditioned), and the indemnifying selling holder of Registrable Securities shall promptly reimburse the Parent Indemnified Party for any legal and any other expenses reasonably incurred by the Parent Indemnified Party in connection with investigating and defending any such expense, loss, judgment, claim, damage, liability or action whether or not any such person is a party to any such claim or action and including any and all legal and other expenses incurred in giving testimony or furnishing documents in response to a subpoena or otherwise. Each such selling holder’s indemnification obligations hereunder shall be several and not joint and shall be limited to the amount of any net proceeds actually received by such selling holder in the offering.

4.3 Conduct of Indemnification Proceedings. Promptly after receipt by any Person of any notice of any loss, claim, damage or liability or any action in respect of which indemnity may be sought pursuant to Section 4.1 or 4.2, such Person (the “Indemnified Party”) shall, if a claim in respect thereof is to be made against any other Person for indemnification hereunder, notify such other Person (the “Indemnifying Party”) in writing of the loss, claim, judgment, damage, liability or action; provided, however, that the failure by the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to such Indemnified Party hereunder, except and solely to the extent the Indemnifying Party is actually prejudiced by such failure. If the Indemnified Party is seeking indemnification with respect to any claim or action brought against the Indemnified Party, then the Indemnifying Party shall be entitled to participate in such claim or action, and, to the extent that it wishes, jointly with all other Indemnifying Parties, to assume control of the defense thereof with counsel satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume control of the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that in any action in which both the Indemnified Party and the Indemnifying Party are named as defendants, the Indemnified Party shall have the right to employ separate counsel (but no more than one such separate counsel) to represent the Indemnified Party and its controlling Persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, with the fees and expenses of such counsel to be paid by such Indemnifying Party if, based upon the written opinion of counsel of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No Indemnifying Party shall, without the prior written consent of the Indemnified Party (acting reasonably), consent to entry of judgment or effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such judgment or settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding.

4.4 Contribution.

4.4.1 If the indemnification provided for in the foregoing Sections 4.1 or 4.2is unavailable to any Indemnified Party in respect of any loss, claim, damage, liability or action referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the Indemnified Parties and the Indemnifying Parties in connection with the actions or omissions which resulted in such loss, claim, damage, liability or action, as well as any other relevant equitable considerations. The relative fault of any Indemnified Party and any Indemnifying Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such Indemnified Party or such Indemnifying Party and the Parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

4.4.2 The Parties agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding Section 4.4.1.

4.4.3 The amount paid or payable by an Indemnified Party as a result of any loss, claim, damage, liability or action referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4, no holder of Registrable Securities shall be required to contribute any amount in excess of the dollar amount of the net proceeds (after payment of any underwriting fees, discounts, commissions or taxes) actually received by such holder from the sale of Registrable Securities which gave rise to such contribution obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) with respect to any action shall be entitled to contribution in such action from any person who was not guilty of such fraudulent misrepresentation.

5. RULE 144.

5.1 Rule 144. Parent covenants that it shall file any reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as the holders of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holders to sell Registrable Securities without Registration within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

6. MISCELLANEOUS.

6.1 Other Registration Rights. Parent represents and warrants that as of the date of this Agreement, no Person, other than the holders of Registrable Securities has any right to require Parent to Register any of Parent’s share capital for sale or to include Parent’s share capital in any Registration filed by Parent for the sale of share capital for its own account or for the account of any other Person. Nothing in this Agreement shall be deemed to prevent any such grant of rights by Parent (i) at or prior to Closing to investors in the PIPE Investment or other transactions or other equity or debt financing arrangements mutually acceptable to the Parties in furtherance of the satisfaction of the condition precedent to Closing set forth in Section 7.01(j) of the Merger Agreement, or (ii) after Closing to any individual or entity that is at such time a shareholder of Parent.

6.2 Assignment; No Third-Party Beneficiaries. This Agreement and the rights, duties and obligations of Parent hereunder may not be assigned or delegated by Parent in whole or in part. This Agreement and the rights, duties and obligations of the holders of Registrable Securities hereunder may be freely assigned or delegated by such holder of Registrable Securities in conjunction with and to the extent of any transfer of Registrable Securities by any such holder that is permitted under the Governing Documents of Parent, the Transaction Documents and applicable law; provided that no assignment by any Investor of its rights, duties and obligations hereunder shall be binding upon or obligate Parent unless and until Parent shall have received (i) written notice of such assignment and (ii) the written agreement of the assignee, in a form reasonably satisfactory to Parent, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement). This Agreement shall inure to the benefit of, and be binding upon, the successors (including by merger, acquisition or reorganization or otherwise), and permitted assigns of the Parties. This Agreement is not intended to confer any rights or benefits on any persons that are not Parties other than as expressly set forth in Section 4 and this Section 6.2.

6.3 Notices. All Demand Registrations shall be in writing and given in person or via reputable, internationally recognized overnight courier service during regular business hours of Parent at the physical address of Parent set forth below in this Section 6.3. A Demand Registration shall be deemed to have been duly given as of the date and time actually received by Parent. Except as aforesaid, notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered (i) in person, (ii) by facsimile or other electronic means, with affirmative confirmation of receipt, (iii) one Business Day after being sent, if sent by reputable, internationally recognized overnight courier service or (iv) three (3) Business Days after being mailed, if sent by registered or certified mail, pre-paid and return receipt requested, in each case to the applicable Party at the following addresses (or at such other address for a party as shall be specified by like notice):

If to Parent, to: Great Rich Technologies Limited 3201 Jardine House 1 Connaught Place Central, Hong Kong Attention: Yongnan Zhou, Chairman Email: zyn888@tonglioptech.com

With copies to (which shall not constitute notice):

Miller Canfield Paddock and Stone, P.L.C.

1100 Superior Avenue E

Suite 1750

Cleveland, Ohio 44114

Attn: Yanping Wang, Esq.

Email: wangy@millercanfield.com

If to the Company, to: Flag Ship Acquisition Corporation 26 Broadway, Suite 934 New York, New York 10004 Attn: Matthew Chen, Chief Executive Officer Email: mchen@flagshipac.com	With copies to (which shall not constitute notice): Becker & Poliakoff, P.A. 45 Broadway, 17th Floor New York, NY 10006 Attn: Bill Huo, Esq. Email: bhuo@beckerlawyers.com

If to Whale Management Corporation, to:

Whale Management Corporation

c/o Flag Ship Acquisition Corporation

26 Broadway, Suite 934

New York, New York 10004

Attention: Matthew Chen

Email: mchen@flagshipac.com

With copies to (which shall not constitute notice): Becker & Poliakoff, P.A. 45 Broadway, 17th Floor New York, NY 10006 Attn: Bill Huo, Esq. Email: bhuo@beckerlawyers.com
If to Investors other than Sponsor, to: c/o Great Rich Technologies Limited 3201 Jardine House 1 Connaught Place Central, Hong Kong Attention: Yongnan Zhou, Chairman Email: zyn888@tonglioptech.com

6.4 Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the Parties intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible that is valid and enforceable. Notwithstanding anything to the contrary contained in this Agreement, in the event that a duly executed copy of this Agreement is not delivered to Parent by an Investor, such Investor failing to provide such signature shall not be a Party or have any rights or obligations hereunder, but such failure shall not affect the rights and obligations of the other Parties as amongst such other Parties.

6.5 Entire Agreement. This Agreement (together with the Merger Agreement, including all agreements entered into pursuant hereto or thereto or referenced herein or therein and all certificates and instruments delivered pursuant hereto and thereto) constitutes the entire agreement of the Parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations, understandings, negotiations and discussions among the Parties, whether oral or written, relating to the subject matter hereof; provided, that, for the avoidance of doubt, the foregoing shall not affect the rights and obligations of the Parties under the Merger Agreement or any other Transaction Document.

6.6 Interpretation. Titles and headings of sections of this Agreement are for convenience only and shall not affect the construction of any provision of this Agreement. In this Agreement, unless the context otherwise requires: (i) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; (iii) the words “herein,” “hereto,” and “hereby” and other words of similar import in this Agreement shall be deemed in each case to refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement; and (iv) the term “or” means “and/or”. The Parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.

6.7 Amendments; Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written agreement or consent of Parent and Investors holding a majority-in-interest of the Registrable Securities; provided, that any amendment or waiver of this Agreement which affects an Investor in a manner materially and adversely disproportionate to other Investors will also require the consent of such Investor. No failure or delay by a Party in exercising any right hereunder shall operate as a waiver thereof. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

6.8 Remedies Cumulative. In the event a Party fails to observe or perform any covenant or agreement to be observed or performed under this Agreement, the other Parties may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right, or to take any one or more of such actions, without being required to post a bond. None of the rights, powers or remedies conferred under this Agreement shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.

6.9 Governing Law; Jurisdiction. This Agreement and any dispute or controversy arising out of or relating to this Agreement shall be governed by and construed in accordance with the Laws of the State of New York, without regard to the conflict of law principles thereof. All Actions arising out of or relating to this Agreement shall be heard and determined exclusively in any state or federal court located in New York (or in any appellate courts thereof) (the “Specified Courts”). Each Party hereby (i) submits to the exclusive jurisdiction of any Specified Court for the purpose of any Action arising out of or relating to this Agreement brought by any Party and (ii) irrevocably waives, and agrees not to assert by way of motion, defense or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any Specified Court. Each Party agrees that a final judgment in any Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law. Each Party irrevocably consents to the service of the summons and complaint and any other process in any other action or proceeding relating to the transactions contemplated by this Agreement, on behalf of itself, or its property, by personal delivery of copies of such process to such Party at the applicable address set forth in Section 6.3. Nothing in this Section 6.9 shall affect the right of any Party to serve legal process in any other manner permitted by applicable Law.

6.10 WAIVER OF TRIAL BY JURY. EACH OF THE PARTIES HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.10.

6.11 Effectiveness of Agreement; Termination of Merger Agreement. This Agreement shall be binding upon each Party upon such Party’s execution and delivery of this Agreement, but this Agreement shall only become effective upon the Closing. In the event that the Merger Agreement is validly terminated in accordance with its terms prior to the Closing, this Agreement shall automatically terminate and become null and void and be of no further force or effect, and the Parties shall have no obligations hereunder.

6.12 Counterparts; Electronic Signatures. This Agreement may be executed and delivered (including by facsimile, email or other electronic transmission) in one or more counterparts, and by the different Parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. The words “execution,” signed,” “signature,” and words of like import in this Agreement or in any other certificate, agreement or document related to this Agreement shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

{REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW}

IN WITNESS WHEREOF, each Party has signed or has caused to be signed, if an entity, by its officer thereunto duly authorized, this Amended and Restated Registration Rights Agreement as of the date first above written.

COMPANY:

Flag Ship Acquisition Corporation, an exempted company organized under the laws of the Cayman Islands

By:	/s/ Matthew Chen
Name:	Matthew Chen
Title:	Chief Executive Officer

[Signature Page to Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, each Party has signed or has caused to be signed, if an entity, by its officer thereunto duly authorized, this Amended and Restated Registration Rights Agreement as of the date first above written.

PARENT:

Great Rich Technologies Limited a public limited company incorporated under the laws of Hong Kong

By:	/s/ Yongnan Zhou
Name:	Yongnan Zhou
Title:	Chairman

[Signature Page to Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, each Party has signed or has caused to be signed, if an entity, by its officer thereunto duly authorized, this Amended and Restated Registration Rights Agreement as of the date first above written.

INVESTOR:

Whale Management Corporation, a British Virgin Islands business company

By:	/s/ Matthew Chen
Name:	Matthew Chen
Title:	Director

[Signature Page to Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, each Party has signed or has caused to be signed, if an entity by its officer thereunto duly authorized, this Amended and Restated Registration Rights Agreement as of the date first above written.

INVESTOR:

Yongnan Zhou

By:	/s/ Yongnan Zhou
Name:	Yongnan Zhou, Individually

[Signature Page to Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, each Party has signed or has caused to be signed, if an entity, by its officer thereunto duly authorized, this Amended and Restated Registration Rights Agreement as of the date first above written.

INVESTOR:

Xinruixiang Holding Limited a Hong Kong company

By:	/s/ Yongnan Zhou
Name:	Yongnan Zhou
Title:	Director

[Signature Page to Amended and Restated Registration Rights Agreement]

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